UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                  Date of Report: April 5, 2006


                  DataLogic International, Inc.
_____________________________________________________________________________
      (Exact name of registrant as specified in its charter)


           Delaware                   0-30382                33-0755473
_____________________________________________________________________________
(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
         of incorporation)                               Identification No.)

    18301 Von Karman Ave, Suite 250, Irvine, California 92612
_____________________________________________________________________________
             (Address of principal executive offices)

                          (949) 260-0120
_____________________________________________________________________________
                 (Registrant's telephone number)


_____________________________________________________________________________
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.02 Non-Reliance from Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During its review of our Form 10-KSB for the fiscal year ended December 31, 2004 and our Forms 10-QSB for the fiscal quarters ended March 31, 2005, June 30, 2005, and September 30, 2005, the SEC staff initiated discussions and comments with us about our accounting treatment for (i) our non-conventional convertible notes to Laurus Master Fund, Ltd and (ii) our accounting treatment for warrants issued to Laurus Master Fund, Ltd in conjunction with the convertible notes. The notes contain certain conversion features that are considered derivative financial instruments and thus should be treated separately as derivative liabilities under EITF 00-19 " Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock " ("EITF 00-19") and SFAS No. 133 " Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

We are in the process of completing our review and analysis of the impact on our 2005 and prior period financial statements of EITF Issue 00-19 and SFAS No. 133 with respect to our secured convertible debt (which was repaid on January 20, 2006). Although we have not finalized our review, we have determined that the impact will be material to our financial statements and, therefore, will require us to restate and reissue our annual report for the year ended December 31, 2004, as well as the quarterly reports for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 with their respective prior year periods. The restatements should not have any effect on our revenues, gross profit or our cash balances for these periods.

This determination was made by us on March 31, 2006. Our Board of Directors has discussed with our independent registered public accounting firms the matters disclosed in this report.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 5, 2006                  DATALOGIC INTERNATIONAL, INC.
                                     a Delaware corporation


                                     By: /s/ Keith C. Moore
                                     Name: Keith C. Moore
                                     Title: Chief Executive Officer